Business Acquisitions	12 Months Ended
Feb. 28, 2015
Business Combinations [Abstract]
Business Acquisitions
BUSINESS ACQUISITIONS
Secusmart GmbH
On December 1, 2014, the Company acquired all of the issued and outstanding shares of Secusmart GmbH (“Secusmart”), a developer of high-security voice and data encryption and anti-eavesdropping solutions, for $82 million in cash and future contingent consideration with a fair value of $8 million. The acquisition aligns with the Company's strategy of addressing growing security costs and threats ranging from individual privacy to national security by obtaining leading voice and data encryption and anti-eavesdropping technologies, and furthers the Company's security capabilities in end-to-end mobile solutions.
Movirtu Limited
On September 8, 2014, the Company acquired all of the issued and outstanding shares of Movirtu Limited (“Movirtu”), a virtual SIM solutions company based in the United Kingdom, for $32.5 million of cash consideration (including transaction expenses of $2 million). The acquisition will provide the basis for a variety of innovative service offerings, including the WorkLife by BlackBerry solution that allows an enterprise to provision a work phone number and data plan onto a device with a single standard SIM card.
Other acquisitions
On July 31, 2014, the Company paid $9 million for all of the assets constituting the business of a provider of cloud-based software technology allowing users to connect devices and build an ecosystem with their data. With this acquisition, the Company obtained technology closely aligned to its announced BlackBerry Internet of Things platform.
There were no material business acquisitions made by the Company in fiscal 2014.
The following table summarizes the preliminary fair value allocations of the acquisition price of the assets and liabilities acquired during fiscal 2015:

Assets purchased
Current assets	$7
Property, plant and equipment	1
Intangible assets	71
Goodwill(1)	76
155
Liabilities assumed
Accounts payable	2
Deferred revenue	8
Deferred income tax liability	18
28
Net non-cash assets acquired	127
Cash acquired	3
Net assets acquired	$130

Consideration
Cash consideration	$104
Settlement of acquiree debt(2)	18
Contingent consideration(3)	8
$130
 _______________

(1)	Goodwill represents the excess of the acquisition price over the fair value of net assets acquired, which is not expected to be deductible for tax purposes when goodwill results from share purchases.

(2)	$18 million in cash was paid to existing debt holders as part of the Movirtu acquisition. The Company assumed the outstanding balance of the debt.

(3)
As part of the Secusmart acquisition, the Company has agreed to additional consideration contingent upon the achievement of certain financial targets, the fair value of which has been determined to be $8 million.

The weighted-average amortization period of the acquired technology related to the business acquisitions completed during the year ended February 28, 2015 is approximately 5 years.